INDEPENDENT APRAISER'S CONSENT

We consent to the incorpotation by reference in this Registration Statement of ILX Incorporated of Form S-2 of our report dated July 17, 1995.

THE MENTOR GROUP, INCORPOTATED

The Mentor Group, Incorpotated
October 25, 1995